SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2008
EPIX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 761-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-10.1 2008 Stock Option and Incentive Plan

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the annual meeting of stockholders held on May 19, 2008, the stockholders of EPIX Pharmaceuticals, Inc. (the “Company”) approved the Company’s 2008 Stock Option and Incentive Plan (the “2008 Plan”). The 2008 Plan had previously been adopted by the Company’s Board of Directors (the “Board”) on March 4, 2008. Following the approval of the 2008 Plan by the stockholders, the Board directed that no further grants of stock options or other awards would be made under each of the Company’s Amended and Restated 1992 Incentive Plan, Amended and Restated 1996 Director Stock Option Plan, and Amended and Restated 2003 Stock Incentive Plan (collectively, the “Old Stock Plans”). The foregoing action does not affect any outstanding awards under the Old Stock Plans, which remain in effect in accordance with their terms.
     The maximum number of shares of the Company’s common stock authorized for issuance under the 2008 Plan is the sum of 6,000,000 plus the number of shares underlying any awards pursuant to the Company’s Amended and Restated 1992 Incentive Plan that are forfeited, canceled, repurchased or are terminated (other than by exercise). The 2008 Plan permits awards of stock options (both incentive and non-qualified options), stock appreciation rights, deferred stock awards, restricted stock awards, unrestricted stock awards, cash-based awards and performance share awards.
     A summary of the material terms and conditions of the 2008 Plan is set forth in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2008, under the caption “Proposal 2: Approval of Our 2008 Stock Option and Incentive Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2008 Plan filed as part of Exhibit 10.1 to this Current Report on Form 8-K.
     On May 19, 2008, the Compensation Committee of the Company approved the forms of award agreements to initially be used by the Company in connection with awards under the 2008 Plan. These forms of award agreements are filed as part of Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

10.1	2008 Stock Option and Incentive Plan and forms of award agreements thereunder.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
May 21, 2008	By:	/s/ Kim Cobleigh Drapkin
Kim Cobleigh Drapkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	2008 Stock Option and Incentive Plan and forms of award agreements thereunder.